SEGMENTED INFORMATION (Tables)	6 Months Ended
May 31, 2022
Schedule of reportable operating segments

	Film	Video Games	Total
	$	$	$
Segment Information
Revenue	5,863	4,392	10,255
Cost of sales	(43,098)	(225,444)	(268,542)
Operating expenses	(195,017)	(108,115)	(303,132)
Segment profit (loss)	(232,252)	(329,167)	(561,419)

Corporate expenses:
Operating expenses			(2,949,071)
Other income (expenses)			265,315
Comprehensive loss for the period			(3,245,175)

Capital expenditures	-	-	-